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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58028) of Genencor International, Inc. of our report dated May 23, 2003 relating to the financial statements of Genencor International, Inc. Employee Retirement Investment Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP
San Jose, California
June 25, 2003



















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